SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Earliest Event Reported: May 12, 2004

THE HALLWOOD GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	1-8303	51-0261339

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500 Dallas, Texas		75219

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (214) 528-5588

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THE HALLWOOD GROUP INCORPORATED

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On May 12, 2004, A. Peter Landolfo was elected to the board of directors of The Hallwood Group Incorporated , to hold office until the Annual Meeting of Stockholders to be held in 2007. Mr. Landolfo was elected by the current board of directors to fill a vacancy resulting from an increase in the size of the board of directors. Mr. Landolfo has served as Senior Vice President of Bowne & Co., Inc., a commercial printer in Dallas, Texas, since 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press release dated May 17, 2004, announcing the results of operations of The Hallwood Group Incorporated for the first quarter ended March 31, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 17, 2004, The Hallwood Group Incorporated issued a press release regarding its results of operations for the first quarter ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

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THE HALLWOOD GROUP INCORPORATED

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 19, 2004

THE HALLWOOD GROUP INCORPORATED

By:	/s/ Melvin J. Melle

Name:	Melvin J. Melle
Title:	Vice President

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THE HALLWOOD GROUP INCORPORATED

EXHIBIT INDEX

Exhibit Number	Name
99.1	Press release, dated May 17, 2004, announcing the results of operations of The Hallwood Group Incorporated for the first quarter ended March 31, 2004.

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